Goodwill	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill

As described in Note 1 “General Information”, the Company acquired the shares in the entities owning Seadrill`s harsh environment drilling rigs - West Alpha, West Epsilon, West Venture, West Navigator and West Phoenix - and one harsh environment drilling rig under construction, West Elara. The consideration for the shares was US$2,354.8 million and has been accounted for as a common control transaction. As such the consolidation of the purchased companies is based on Seadrill’s net asset carrying values of US$1,047.7 million including goodwill of US$480.6 million.

In the years ended December 31, 2013, 2012 and 2011 no impairment losses were recognized or accumulated.